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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of IPC Acquisition Corp. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lance Boxer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                By: /s/  Lance Boxer
                                                -------------------------------
                                                Lance Boxer
                                                Chief Executive Officer
                                                August 13, 2004

A signed original of this written statement required by Section 906 has been provided to IPC Acquisition Corp. and will be retained by IPC Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.